                                                                  EXHIBIT 4(www)



                           TXU EASTERN FUNDING COMPANY
                               TXU EUROPE LIMITED

                              OFFICER'S CERTIFICATE


          Kirk R. Oliver, an authorized attorney of TXU EASTERN FUNDING COMPANY, a private unlimited company duly incorporated and existing under the laws of England and Wales (the "Company"), pursuant to the authority granted in the Board Resolutions of the Company dated March 1, 2000, and Sections 102, 201 and 301 of the Indenture defined herein, and Kirk R. Oliver, an authorized attorney of TXU EUROPE LIMITED, a private limited company duly incorporated and existing under the laws of England and Wales (the "Guarantor"), pursuant to the authority granted in the Board Resolutions of the Guarantor, dated March 1, 2000 and
Section 201 of the Indenture defined herein, do hereby certify to The Bank of New York, as Trustee (the "Trustee") under the Indenture of the Company (For Unsecured Subordinated Debt Securities) dated as of March 2, 2000 (the "Indenture") that:

1. The securities of the first series to be issued under the Indenture shall be designated "9.75% Junior Subordinated Deferrable Interest Debentures, Series A due March 2, 2020" (the "Debentures of the First Series"). The Debentures of the First Series will be unconditionally and irrevocably guaranteed by the Guarantor, as to payment of principal, premium, if any, and interest and Additional Amounts, if any. All capitalized terms used in this certificate which are not defined herein but are defined in Exhibit A shall have the meanings therein; all capitalized terms used in this certificate or Exhibit A which are not defined herein or therein but are defined in the Indenture shall have the meanings set forth in the Indenture.

2. The Debentures of the First Series initially shall be issued in bearer form, shall have such terms and provisions as are provided herein, in the Indenture and in the form thereof set forth in Exhibit A hereto, and shall be issued in substantially such form.

3. The Debentures of the First Series shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on March 2, 2020.

4. The Debentures of the First Series shall be issued in the denominations of $25 and in integral multiples of $25 in excess thereof.

5. The Debentures of the First Series shall bear interest as provided in Exhibit A.

6. Each installment of interest on a Debenture of the First Series shall be payable on the dates specified in Exhibit A.

7. The principal of (and premium, if any, on) and each installment of interest on and any other amounts payable on the Debentures of the First Series shall be payable at, and exchanges in respect of the Debentures of the First Series may be effected at, the office or agency of the Company in The City of New York and, for so long as the Debentures of the First Series are listed on the Luxembourg Stock Exchange, at the agency of the Company in Luxembourg. Interest shall be paid upon presentation of the applicable Debenture of such Series to a Paying Agent or the Trustee on or after the date specified for payment of such interest; the Paying Agent or the Trustee shall mark the original Debenture of such Series in the appropriate box on the interest payment schedule included therein to indicate that the interest payment has been made.

8. Notices and demands to or upon the Company or the Guarantor in respect of the Debentures of the First Series may be served at the office or agency of the Company in The City of New York.

9. TXU Business Services Company will initially be the Paying Agent and the Transfer Agent of the Company in The City of New York with respect to the Debentures of the First Series and the Company hereby appoints TXU Business Services Company as its agent for all such purposes; the Corporate Trust Office of the Trustee will initially be the agency of the Company in The City of New York for exchanges and service of notices and demands with respect to the Debentures of the First Series and the Company hereby appoints the Trustee as its agent for all such purposes; and the Corporate Trust Office of Kredietbank SA Luxembourgeoise ("Kredietbank") at 43, Boulevard Royal L-2955, Luxembourg, initially will be the Paying Agent and Transfer Agent of the Company in Luxembourg; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such office or agency and such agent, provided the Company will always have a paying agent location in The City of New York and, for so long as any Debentures of the First Series are listed on the Luxembourg Stock Exchange, in Luxembourg. TXU Business Services Company initially will be the Security Registrar for the Debentures of the First Series. Neither the Company nor the Guarantor shall serve as Paying Agent for the Debentures of the First Series. The Company will not appoint any Paying Agent for the Debentures of the First Series in the United Kingdom.

10. The following constitute additional Events of Default with respect to the Debentures of the First Series:

               Failure of the Company or the Guarantor to pay Additional Amounts (as defined herein) on any Debenture of the First Series within 30 days after it is due.

11. The Debentures of the First Series will be redeemable as provided in the form thereof attached hereto as Exhibit A.

12. Notwithstanding Sections 106 and 404 of the Indenture and any other provisions of the Indenture, notice to a Holder of Debentures of the First Series in bearer form shall be given sufficiently if given as provided in the form thereof attached hereto as Exhibit A.

13. The Debentures of the First Series will be initially issued as one or more Debentures of the First Series in bearer form and shall be issued to the Book-Entry Depositary (as defined in the Deposit Agreement by and between The Bank of New York, as Book-Entry Depositary, and the Company, as Issuer, dated as of March 2, 2000 (the "Deposit Agreement"). Nothing in the Indenture, the Debentures of the First Series or this certificate shall be construed to require the Company to register any Debentures of the First Series under the Securities Act, unless otherwise expressly agreed by the Company, confirmed in writing to the Trustee, or to make any transfer of such Debentures of the First Series in violation of applicable law. In the event that the Book-Entry Depositary resigns and no successor has been appointed by the Company within 120 days, then, upon the request of the Book-Entry Depositary and the surrender to the Trustee of all Debentures of the First Series in bearer form held by the Book-Entry Depositary, the Company shall execute and the Trustee shall authenticate and deliver to the Book-Entry Depositary Debentures of the First Series, substantially in the form of Exhibit B hereto, in an aggregate principal amount equal to the aggregate principal amount of Debentures of the First Series so surrendered, in one or more certificates in the principal amounts and registered in the names requested by the Book-Entry Depositary.

14. The Trustee, the Security Registrar and the Company will have no responsibility under the Indenture for transfers of beneficial interests in the Debentures of the First Series.

15. No service charge shall be made for the transfer or exchange of the Debentures of the First Series; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange or transfer.

16.       Additional Amounts. All payments of principal and interest (including
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          payments of discount and premium, if any) with respect to the Debentures of the First Series and all payments made pursuant to the Guarantee shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within any Jurisdiction of Incorporation (or any political subdivision or taxing authority thereof or therein) or any jurisdiction in which the Company or the Guarantor is managed or controlled or has a place of business or by or within any political subdivision thereof or any authority therein or thereof having power to tax, unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company or the Guarantor, as the case may be, shall pay to each Holder of such Debentures of the First Series as Additional Amounts under the Indenture such additional amounts as shall be necessary so that the net amount received by each Holder after withholding or deduction shall equal the amount that would otherwise have been due to such Holder in the absence of such withholding or deduction.

17.       Enforcement of Rights by Holders of Preferred Partnership Securities:
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          TXU Europe Funding I, L.P., a Delaware limited partnership, shall be the Partnership for the Debentures of the First Series. The Agreement of Limited Partnership for the Debentures of the First Series shall be the Amended and Restated Agreement of Limited Partnership dated March 2, 2000 relating to the Partnership, as it may be amended from time to time. If the Special Representative appointed pursuant to the Agreement of Limited Partnership fails to enforce its rights on behalf of the Partnership in the Debentures of the First Series or Guarantor's Guarantee of the Debentures of the First Series after a holder of Preferred Partnership Securities issued under the Agreement of Limited Partnership has made a written request, the holder of record of those Preferred Partnership Securities, as a third party beneficiary, may directly institute a legal proceeding against the Company or the Guarantor to enforce the rights of the Special Representative and the Partnership in the Debentures of the First

          Series or Guarantor's Guarantee thereof, as the case may be, without first instituting any legal proceeding against the Special Representative, the Partnership or any other person or entity. In any event, if a Partnership Enforcement Event (as defined in the Agreement of Limited Partnership) has occurred and is continuing and that event is attributable to the failure of the Company to make any required payment when due on any Debenture of the First Series or the failure of Guarantor to make any required payment when due on its Guarantee of a Debenture of the First Series, then a holder of record of Preferred Partnership Securities, as a third party beneficiary, may on behalf of the Partnership directly institute a proceeding against the Company with respect to that Debenture of the First Series or against Guarantor with respect to that Guarantee, in each case for enforcement of payment to the Holder of all amounts due under that Debenture of the First Series or that Guarantee.

18.       Enforcement of Rights by Holders of Preferred Trust Securities: The
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          Trust for Debentures of the First Series shall be TXU Europe Capital I, a Delaware statutory business trust. The Trust Agreement for Debentures of the First Series shall be the Amended and Restated Trust Agreement dated as of March 2, 2000 relating to the Trust, as it may be amended from time to time. For so long as the Trust holds any Preferred Partnership Securities, if the Special Representative appointed pursuant to the Agreement of Limited Partnership fails to enforce its rights on behalf of the Partnership in the Debentures of the First Series or Guarantor's Guarantee thereof after a holder of Preferred Trust Securities issued by the Trust has made a written request, a holder of record of those Preferred Trust Securities, as a third party beneficiary, may on behalf of the Partnership directly institute a legal proceeding against the Company or the Guarantor, without first instituting any legal proceeding against the Property Trustee under the Trust, the Trust, the Special Representative, the Partnership or any other Person, to enforce the rights of the Special Representative and the Partnership in the Debentures of the First Series or the Guarantor's Guarantee thereof. In any event, for so long as the Trust is the holder of any Preferred Partnership Securities, if a Trust Enforcement Event (as defined in the Trust Agreement) has occurred and is continuing and that Trust Enforcement Event is attributable to the failure of the Company to make any required payment when due on any Debenture of the First Series or the failure of Guarantor to make any required payment when due on its Guarantee of a Debenture of the First Series, then a holder of record of those Preferred Trust Securities, as a third party beneficiary, may on behalf of the Partnership directly institute a proceeding against the Company with respect to that Debenture of the First Series or against Guarantor with respect to that Guarantee, in each case for enforcement of payment to the Holder of all amounts due under that Debenture of the First Series or that Guarantee.

19. If the Company shall make any deposit of money and/or Eligible Obligations with respect to any Debentures of the First Series, or any portion of the principal amount thereof, as contemplated by Section 701 of the Indenture, the Company shall not deliver an Officer's Certificate described in clause (z) in the first paragraph of said
          Section 701 unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, either:

          (A) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of the Debentures of the First Series, shall assume the obligation

               (which shall be absolute, unconditional and guaranteed to the same extent as were the obligations of the Company under the Debentures of the First Series) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of Section 701), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due and Additional Amounts, if any, due and known to become due on such Debentures of the First Series or portions thereof, all in accordance with and subject to the provisions of said Section 701; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof; or

          (B) an Opinion of Counsel to the effect that, as a result of a change in law occurring after the date of this certificate, the Holders of such Debentures of the First Series, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

20. The Company reserves the right to require legends on Debentures of the First Series as it may determine are necessary to ensure compliance with the securities laws of the United States and the states therein and any other applicable laws.

21. Each of the undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance of the Debentures of the First Series and the Guarantee endorsed thereon and in respect of compliance with which this certificate is made.

22. The statements contained in this certificate are based upon the familiarity of each of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by each of the undersigned with officers and employees of the Company and the Guarantor familiar with the matters set forth herein.

23. In the opinion of each of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion whether or not such covenants and conditions have been complied with.

24. In the opinion of each of the undersigned, such conditions and covenants and conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent) provided for in the Indenture to the authentication and delivery of the Debentures of the First Series and the Guarantee to be endorsed thereon requested in the accompanying Company Order and Guarantor Order, have been complied with.

          IN WITNESS WHEREOF, the undersigned have executed this Officer's Certificate as of this 2nd day of March, 2000.

                                        TXU EASTERN FUNDING COMPANY


                                        s/ Kirk R. Oliver
                                        ----------------------------------------
                                        Name:  Kirk R. Oliver
                                        Title: Authorized Attorney


                                        TXU EUROPE LIMITED


                                        s/ Kirk R. Oliver
                                        ----------------------------------------
                                        Name:  Kirk R. Oliver
                                        Title: Authorized Attorney

                                                                       EXHIBIT A

                           [FORM OF FACE OF DEBENTURE]

                                   BEARER FORM

 NO.o                                                               [ISIN NO. o]

                           TXU EASTERN FUNDING COMPANY

          9.75% Junior Subordinated Deferrable Interest Debentures, Series A due March 2, 2020

          TXU EASTERN FUNDING COMPANY, a corporation duly incorporated and existing under the laws of England and Wales (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to the bearer upon surrender hereof the principal sum of $________ Dollars on March 2, 2020 and, except as hereinafter provided, to pay interest on said principal sum quarterly in arrears on March 31, June 30, September 30, and December 31 of each year (each an Interest Payment Date) unless the Company defers the payment of interest as described herein under the paragraph entitled Option to Defer Interest Payment Period. Interest shall be payable at the rate of 9.75% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period shorter than a full quarter, on the basis of the actual number of days elapsed in such period. Interest on the Securities of this series will accrue from March 2, 2000, to the first Interest Payment Date (which shall be June 30, 2000), and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date; except that, if such Business day is in the next succeeding calendar year, the payment will be made on the immediately preceding Business Day (without any reduction of interest or other payment in respect of such early payment) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid upon presentation to any Paying Agent; such Paying Agent shall mark this Security in the appropriate box on the Interest Payment Schedule included therein to indicate that the interest payment has been made. Payments of any Defaulted Interest will be paid to the bearer hereof at the time of presentation.

          Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York and, for so long as the Securities of this series shall be listed on the Luxembourg Stock Exchange, in Luxembourg, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                        TXU EASTERN FUNDING COMPANY


                                        By:
                                           -------------------------------------


                               [FORM OF GUARANTEE]

          TXU EUROPE LIMITED, a corporation incorporated under the laws of England and Wales (the "Guarantor", which term includes any successor under the Indenture (the "Indenture") referred to in the Security upon which this Guarantee is endorsed), for value received, hereby unconditionally and irrevocably guarantees to the Holder of the Security upon which this Guarantee is endorsed, the due and punctual payment of the principal of, and premium, if any, and interest and Additional Amounts, if any, on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, in accordance with the terms of such Security and of the Indenture, regardless of any defense, right of set-off or counterclaim that the Guarantor may have (except the defense of payment). In case of the failure of TXU EASTERN FUNDING COMPANY, a corporation incorporated under the laws of England and Wales (the "Company", which term includes any successor under the Indenture), punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company. The Guarantor's obligation to make a guarantee payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holder of such Security or to a Paying Agent, or by causing the Company to pay such amount to such Holder or a Paying Agent.

          This Guarantee is an unsecured and subordinated obligation of the Guarantor and shall at all times rank at least equally with each other Guarantee issued pursuant to the Indenture and, except as permitted by Section 806 of the Indenture, will rank at least equally with all other unsecured subordinated indebtedness of the Guarantor.

          The Guarantor hereby agrees that its obligations hereunder shall be absolute, unconditional and irrevocable irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or the Indenture, any failure to enforce the provisions of such Security or the Indenture, any extension of time for payment or performance by the Company as provided by such Security or the Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or change any redemption provisions thereof (including any change to increase any premium payable upon redemption thereof) or change the Stated Maturity thereof.

          The Guarantor hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or the Holder of such Security exhaust any right or take any action against the Company or any other Person, the filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Indenture and in this Guarantee. This Guarantee shall constitute a guarantee of payment and not of collection. The Guarantor hereby agrees that, in the event of a default in payment of principal, or premium, if any, or interest or Additional Amounts, if any, on such Security, whether at its Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company. The Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, the Guarantor will pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights been permitted to be exercised by the Trustee or any of the Holders.

          The obligations of the Guarantor hereunder with respect to such Security shall be continuing and irrevocable until the date upon which the entire principal of, premium, if any, and interest and Additional Amounts, if any, on such Security has been, or has been deemed pursuant to the provisions of Article Seven of the Indenture to have been, paid in full or otherwise discharged.

          The Guarantor shall be subrogated to all rights of the Holder of each Security upon which its Guarantee is endorsed against the Company in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of its Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, and premium, if any, and interest, if any, and Additional Amounts, if any, on all Securities issued under the Indenture shall have been paid in full.

          This Guarantee shall remain in full force and effect and continue notwithstanding any petition filed by or against the Company for liquidation or reorganization, the Company becoming insolvent or making an assignment for the benefit of creditors or a receiver or trustee being appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or reinstated, as the case may be, if at any time payment of the Security upon which this Guarantee is endorsed, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Holder of such Security, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned on such Security, such Security shall, to the fullest extent permitted by law, be reinstated and deemed paid only by such amount paid and not so rescinded, reduced, restored or returned.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under the Indenture.

          All terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in such Indenture.

          This Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed as of the date first written above.

                                        TXU EUROPE LIMITED


                                        By:
                                           -------------------------------------

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

Dated:

          This is one of the Securities of the series designated therein and the Guarantee thereof referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK, as Trustee

                                        By:
                                           -------------------------------------
                                                  Authorized Signatory

                         [FORM OF REVERSE OF DEBENTURE]


          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture (For Unsecured Subordinated Debt Securities), dated as of March 2, 2000 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Company, TXU EUROPE LIMITED, as Guarantor (herein called the "Guarantor," which term includes any successor under the Indenture) and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on March 2, 2000, creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

          The Securities of this series will be redeemable at the option of the
Company:

          (a) in whole and from time to time in part at any time on or after March 2, 2005; and

          (b) in whole but not in part if the Company certifies to the Trustee in an Officer's Certificate delivered to the Trustee prior to the giving of a notice as provided below that a Partnership Special Event has occurred under the Agreement of Limited Partnership.

in each case upon not less than 30 nor more than 60 days' notice given as provided herein and at a Redemption Price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon and accrued and unpaid Additional Amounts with respect thereto, if any, to the Redemption Date.

          The Trustee shall accept, and shall be fully protected in relying upon, such certificate as sufficient evidence of the condition precedent set out in (b) above, in which event it shall be conclusive and binding on the Holders.

          Upon payment of the Redemption Price, on and after the Redemption Date interest and any Additional Amounts will cease to accrue on the Securities of this series or portions thereof called for redemption.

          Except as provided herein, Article Four of the Indenture shall apply to redemptions of the Securities of this series.

          Any notice required by the Indenture or this Security to be given to the Holder of this Security, including but not limited to any notice of redemption of this Security, shall be sufficiently given, and deemed given, if given as follows:

          (i) in writing delivered by hand, mail or telefax to the bearer of this Security so long as the Trustee knows the name and address or telefax of the bearer of this Security;

          (ii)by publication in a leading daily newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort) so long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require; and

          (iii) in such manner as the Trustee deems necessary or desirable if the Trustee does not know the name and address or telefax of the bearer of this Security and the Securities of this series are not listed on the Luxembourg Stock Exchange.

          The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture including the Officer's Certificate described above.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

Option to Defer Interest Payment Period
---------------------------------------

          Pursuant to Section 312 of the Indenture, so long as the Company is not in default in the payment of interest on the Securities of any series under the Indenture, the Company shall have the right, at any time and from time to time during the term of the Securities of this series, to defer the payment of interest for a period not exceeding six consecutive quarterly periods (a "Deferral Period") during which period interest (calculated for each period from, and including, an Interest Payment Date to, but excluding the next succeeding Interest Payment Date (an "Interest Period"), except that the first Interest Period shall commence on March 2, 2000, in the manner described in the first paragraph of this Debenture, as if the interest payment period had not been so extended) will be compounded quarterly. At the end of the Deferral Period, the Company shall pay all interest accrued and unpaid hereon (together with interest thereon at the rate specified for the Securities of this series, compounded quarterly, to the extent permitted by applicable law) and Additional Interest, if any. Prior to the termination of any Deferral Period, the Company may further defer the payment of interest for an additional Deferral Period, provided that such Deferral Period together with all such previous and further extensions thereof shall not exceed six consecutive quarterly periods at any one time or extend beyond the Maturity of the Securities of this series. Upon the termination of any Deferral Period and the payment of all amounts then due, including interest on deferred interest payments, the Company may elect to begin a new Deferral Period, subject to the above requirements. No interest shall be due and payable during a Deferral Period, except at the end thereof. The Company shall give the Trustee notice of its election to defer interest payments prior to the earlier of (i) one Business Day prior to the record date for the distribution which would occur but for such election or (ii) the date the Company is required to give notice to any securities exchange on which the Securities may be listed or any other applicable self-regulatory organization of the record date.

          The Indenture contains terms, provisions and conditions relating to the consolidation or merger of the Company or the Guarantor with or into, and the conveyance or other transfer, or lease, of assets to another Person and to the release and discharge of the Company or the Guarantor, as the case may be, in certain circumstances from such obligations.

          The Securities of this series are issuable only in registered form without coupons in denominations of $25 and in integral multiples of $25 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer's Certificate establishing the terms of the Securities of this series.

INTEREST PAYMENT SCHEDULE

          Instructions to Paying Agent: Mark the box across from the appropriate Interest Payment Date when the interest payable on such date has been paid.

Interest Payment Date                       (Mark When Interest is Paid)
---------------------                       ---------------------------

June 30, 2000

September 30, 2000

December 31, 2000

***[insert intervening dates]

December 31, 2019



PRINCIPAL PAYMENT SCHEDULE

                    PRINCIPAL AMOUNT OF THIS BEARER DEBENTURE

The outstanding aggregate principal amount of this Bearer Debenture is initially as shown on the face of this Bearer Debenture and, pursuant thereto, by the latest entry made by or on behalf of the Issuer in the third column below. Reductions in the principal amount of this Bearer Debenture following, among other things, partial redemptions or exchange of an interest in this Bearer Debenture for another Bearer Debenture of this series of Securities, and increases in the principal amount of this Bearer Debenture following exchange of an interest in another Bearer Debenture of this series for an interest in this Bearer Debenture, are entered in the second column below.


Date      Amount of        Outstanding       Trustee's Authentication
----     (reduction)/    principal amount             Signature
          Increase       of this Bearer               ---------
          --------          Debenture
                         following such
                          (reduction)/
                            increase
                            --------

------    ---------        -----------               ----------
------    ---------        -----------               ----------
------    ---------        -----------               ----------
------    ---------        -----------               ----------
------    ---------        -----------               ----------
------    ---------        -----------               ----------
------    ---------        -----------               ----------
------    ---------        -----------               ----------

                                                                       EXHIBIT B

                    [FORM OF FACE OF CERTIFICATED DEBENTURE]



NO.o                                                                [ISIN NO. o]

                           TXU EASTERN FUNDING COMPANY

          9.75% Junior Subordinated Deferrable Interest Debentures, Series A due March 2, 2020

          TXU EASTERN FUNDING COMPANY, a corporation duly incorporated and existing under the laws of England and Wales (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to or registered assigns, the principal sum of $________ Dollars on March 2, 2020 and, except as hereinafter provided, to pay interest on said principal sum quarterly in arrears on March 31, June 30, September 30, and December 31 of each year (each an Interest Payment Date) unless the Company defers the payment of interest as described herein under the paragraph entitled Option to Defer Interest Payment Period. Interest shall be payable at the rate of 9.75% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period shorter than a full quarter, on the basis of the actual number of days elapsed in such period. Interest on the Securities of this series will accrue from March 2, 2000, to the first Interest Payment Date (which shall be June 30, 2000), and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date; except that, if such Business day is in the next succeeding calendar year, the payment will be made on the immediately preceding Business Day (without any reduction of interest or other payment in respect of such early payment) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day in The City of New York immediately preceding such Interest Payment Date. . Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof

          Payment of the principal of (and premium, if any) on this Security will be made upon presentation and surrender of this Security, at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York and, for so long as the Securities of this series shall be listed on the Luxembourg Stock Exchange, in Luxembourg, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of interest will be made by check mailed to the last address of the registered owner shown on the records of the Security Registrar, or at the option of the Company, by wire transfer pursuant to instructions received from the registered owner.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                        TXU EASTERN FUNDING COMPANY


                                        By:
                                           -------------------------------------


                               [FORM OF GUARANTEE]

          TXU EUROPE LIMITED, a corporation incorporated under the laws of England and Wales (the "Guarantor", which term includes any successor under the Indenture (the "Indenture") referred to in the Security upon which this Guarantee is endorsed), for value received, hereby unconditionally and irrevocably guarantees to the Holder of the Security upon which this Guarantee is endorsed, the due and punctual payment of the principal of, and premium, if any, and interest and Additional Amounts, if any, on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, in accordance with the terms of such Security and of the Indenture, regardless of any defense, right of set-off or counterclaim that the Guarantor may have (except the defense of payment). In case of the failure of TXU EASTERN FUNDING COMPANY, a corporation incorporated under the laws of England and Wales (the "Company", which term includes any successor under the Indenture), punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company. The Guarantor's obligation to make a guarantee payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holder of such Security or to a Paying Agent, or by causing the Company to pay such amount to such Holder or a Paying Agent.

          This Guarantee is an unsecured and subordinated obligation of the Guarantor and shall at all times rank at least equally with each other Guarantee issued pursuant to the Indenture and, except as permitted by Section 806 of the Indenture, will rank at least equally with all other unsecured subordinated indebtedness of the Guarantor.

          The Guarantor hereby agrees that its obligations hereunder shall be absolute, unconditional and irrevocable irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or the Indenture, any failure to enforce the provisions of such Security or the Indenture, any extension of time for payment or performance by the Company as provided by such Security or the Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or change any redemption provisions thereof (including any change to increase any premium payable upon redemption thereof) or change the Stated Maturity thereof.

          The Guarantor hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or the Holder of such Security exhaust any right or take any action against the Company or any other Person, the filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Indenture and in this Guarantee. This Guarantee shall constitute a guarantee of payment and not of collection. The Guarantor hereby agrees that, in the event of a default in payment of principal, or premium, if any, or interest or Additional Amounts, if any, on such Security, whether at its Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company. The Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, the Guarantor will pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights been permitted to be exercised by the Trustee or any of the Holders.

          The obligations of the Guarantor hereunder with respect to such Security shall be continuing and irrevocable until the date upon which the entire principal of, premium, if any, and interest and Additional Amounts, if any, on such Security has been, or has been deemed pursuant to the provisions of

Article Seven of the Indenture to have been, paid in full or otherwise discharged.

          The Guarantor shall be subrogated to all rights of the Holder of each Security upon which its Guarantee is endorsed against the Company in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of its Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, and premium, if any, and interest, if any, and Additional Amounts, if any, on all Securities issued under the Indenture shall have been paid in full.

          This Guarantee shall remain in full force and effect and continue notwithstanding any petition filed by or against the Company for liquidation or reorganization, the Company becoming insolvent or making an assignment for the benefit of creditors or a receiver or trustee being appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or reinstated, as the case may be, if at any time payment of the Security upon which this Guarantee is endorsed, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Holder of such Security, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned on such Security, such Security shall, to the fullest extent permitted by law, be reinstated and deemed paid only by such amount paid and not so rescinded, reduced, restored or returned.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under the Indenture.

          All terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in such Indenture.

          This Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed as of the date first written above.

                                        TXU EUROPE LIMITED


                                        By:
                                           -------------------------------------

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION


Dated:

          This is one of the Securities of the series designated therein and the Guarantee thereof referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK, as Trustee

                                        By:
                                           -------------------------------------
                                                  Authorized Signatory

                         [FORM OF REVERSE OF DEBENTURE]


          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture (For Unsecured Subordinated Debt Securities), dated as of March 2, 2000 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Company, TXU EUROPE LIMITED, as Guarantor (herein called the "Guarantor," which term includes any successor under the Indenture) and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on March 2, 2000, creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

          The Securities of this series will be redeemable at the option of the
Company:

          (a) in whole and from time to time in part at any time on or after March 2, 2005; and

          (b) in whole but not in part if the Company certifies to the Trustee in an Officer's Certificate delivered to the Trustee prior to the giving of a notice as provided below that a Partnership Special Event has occurred under the Agreement of Limited Partnership.

in each case upon not less than 30 nor more than 60 days' notice given as provided herein and at a Redemption Price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon and accrued and unpaid Additional Amounts with respect thereto, if any, to the Redemption Date.

          The Trustee shall accept, and shall be fully protected in relying upon, such certificate as sufficient evidence of the condition precedent set out in (b) above, in which event it shall be conclusive and binding on the Holders.

          Upon payment of the Redemption Price, on and after the Redemption Date interest and any Additional Amounts will cease to accrue on the Securities of this series or portions thereof called for redemption.

          In the event that this Security is to be redeemed in whole or in part, it may be surrendered at the offices of the Trustee or the Paying Agent in Luxembourg so long as the Security is listed on the Luxembourg Stock Exchange.

          Except as provided herein, Article Four of the Indenture shall apply to redemptions of the Securities of this series.

          Any notice required by the Indenture or this Security to be given to the Holder of this Security, including but not limited to any notice of redemption of this Security, shall be sufficiently given, and deemed given, if given as follows:

          (i) in writing delivered by hand, mail or telefax to the registered owner of this Security at the last address shown on the records of the Security Registrar; and

          (ii)by publication in a leading daily newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort) so long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require.

          The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture including the Officer's Certificate described above.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

Option to Defer Interest Payment Period
---------------------------------------

          Pursuant to Section 312 of the Indenture, so long as the Company is not in default in the payment of interest on the Securities of any series under the Indenture, the Company shall have the right, at any time and from time to time during the term of the Securities of this series, to defer the payment of interest for a period not exceeding six consecutive quarterly periods (a "Deferral Period") during which period interest (calculated for each period from, and including, an Interest Payment Date to, but excluding the next succeeding Interest Payment Date (an "Interest Period"), except that the first Interest Period shall commence on March 2, 2000, in the manner described in the first paragraph of this Debenture, as if the interest payment period had not been so extended) will be compounded quarterly. At the end of the Deferral Period, the Company shall pay all interest accrued and unpaid hereon (together with interest thereon at the rate specified for the Securities of this series, compounded quarterly, to the extent permitted by applicable law) and Additional Interest, if any. Prior to the termination of any Deferral Period, the Company may further defer the payment of interest for an additional Deferral Period, provided that such Deferral Period together with all such previous and further extensions thereof shall not exceed six consecutive quarterly periods at any one time or extend beyond the Maturity of the Securities of this series. Upon the termination of any Deferral Period and the payment of all amounts then due, including interest on deferred interest payments, the Company may elect to begin a new Deferral Period, subject to the above requirements. No interest shall be due and payable during a Deferral Period, except at the end thereof. The Company shall give the Trustee notice of its election to defer interest payments prior to the earlier of (i) one Business Day prior to the record date for the distribution which would occur but for such election or (ii) the date the Company is required to give notice to any securities exchange on which the Securities may be listed or any other applicable self-regulatory organization of the record date.

          The Indenture contains terms, provisions and conditions relating to the consolidation or merger of the Company or the Guarantor with or into, and the conveyance or other transfer, or lease, of assets to another Person and to the release and discharge of the Company or the Guarantor, as the case may be, in certain circumstances from such obligations.

          The Securities of this series are issuable only in registered form without coupons in denominations of $25 and in integral multiples of $25 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security may be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer's Certificate establishing the terms of the Securities of this series.